Exhibit 99.2

Fourth Quarter 2018 Results

February 12, 2019

Investor Presentation

2018 vs. 2017 P&L Summary Fourth Quarter

Fourth Quarter

2018 (a) 2017 (c)

Revenue $ 4,086.7 $ 4,176.6

Operating Expenses (b) 3,459.5 3,550.1

Operating Profit 627.2 626.5

Net Interest Expense 53.1 50.0 Income Tax Expense 149.7 289.5

Tax Rate % 26.1% 50.2%

Income from Equity Method Investments 5.3 0.8 Net Income Attributed To Noncontrolling Interests 30.5 33.4

Net Income - Omnicom Group Inc. $ 399.2 $ 254.4

(a) Please refer to ASC 606 footnote (a) on page 31.

(b) Please refer to operating expenses footnote (b) on page 31.

(c) Income tax expense for the three months ended December 31, 2017 includes a net increase related to the enactment of the "Tax Cut and Jobs Act" ("2017 Tax Act"). Please refer to 2017 tax footnote (c) on page 31.

February 12, 2019 1

2018 vs. 2017 Earnings per Share – Diluted Fourth Quarter

Fourth Quarter

2018 (a) 2017 (c)

Net Income - Omnicom Group Inc. $ 399.2 $ 254.4

Net Income allocated to participating securities — (0.3)

Net Income available for common shares $ 399.2 $ 254.1

Diluted Shares (millions) 225.6 232.3

Earnings per Share - Diluted $ 1.77 $ 1.09

Dividends Declared per Common Share $ 0.60 $ 0.60

(a) Please refer to ASC 606 footnote (a) on page 31.

(c) Net Income available for common shares for the three months ended December 31, 2017 includes the impact of a net increase in income tax expense related to the enactment of the 2017 Tax Act. Please refer to 2017 tax footnote (c) on page 31.

February 12, 2019 2

2018 vs. 2017 P&L Summary Full Year

Full Year

2018 (a) (d) (e) 2017 (c)

Revenue $ 15,290.2 $ 15,273.6

Operating Expenses (b) 13,156.7 13,189.8

Operating Profit 2,133.5 2,083.8

Net Interest Expense 209.2 198.9

Income Tax Expense 492.7 696.2

Tax Rate % 25.6% 36.9%

Income from Equity Method Investments 8.9 3.5

Net Income Attributed To Noncontrolling Interests 114.1 103.8

Net Income - Omnicom Group Inc. $ 1,326.4 $ 1,088.4

(a) Please refer to ASC 606 footnote (a) on page 31.

(b) Please refer to operating expenses footnote (b) on page 31.

(c) Income tax expense for the twelve months ended December 31, 2017 includes a net increase related to the enactment of the 2017 Tax Act. Please refer to 2017 tax footnote (c) on page 31.

(d) Please refer to 2018 dispositions, repositioning and tax adjustment footnote (d) on page 31. (e) Please refer to 2018 tax footnote (e) on page 31.

February 12, 2019 3

2018 vs. 2017 Earnings per Share – Diluted Full Year

     Full Year 2018 (a) (d) 2017 (c)

Net Income - Omnicom Group Inc. $ 1,326.4 $ 1,088.4

Net Income allocated to participating securities (0.1) (1.6)

Net Income available for common shares $ 1,326.3 $ 1,086.8

Diluted Shares (millions) 227.6 233.9

Earnings per Share - Diluted $ 5.83 $ 4.65

Dividends Declared per Common Share $ 2.40 $ 2.25

(a) Please refer to ASC 606 footnote (a) on page 31.

(c) Net Income available for common shares for the twelve months ended December 31, 2017 includes the impact of a net increase in income tax expense related to the enactment of the 2017 Tax Act. Please refer to 2017 tax footnote (c) on page 31.

(d) Please refer to 2018 dispositions, repositioning and tax adjustment footnote (d) on page 31.

February 12, 2019 4

2018 Total Revenue Change

Fourth Quarter Full Year

$ % $ %

Prior Period Revenue, as reported under ASC 605 $ 4,176.6 $ 15,273.6

Foreign exchange rate impact (a) (83.0) -2.0% 85.1 0.6%

Acquisition revenue, net of disposition revenue (b) (101.0) -2.4% (326.6) -2.1%

Organic growth (c) 131.7 3.2% 404.2 2.6%

Impact of Adoption of ASC 606 (d) (37.6) -0.9% (146.1) -1.0%

Current Period Revenue, reported under ASC 606 $ 4,086.7 -2.2% $ 15,290.2 0.1%

(a) Foreign exchange rate impact: calculated by translating the current period’s local currency revenue using the prior period average exchange rates to derive current period constant currency revenue. The foreign exchange rate impact is the difference between the current period revenue in U.S. Dollars and the current period constant currency revenue.

(b) Acquisition revenue, net of disposition revenue: Acquisition revenue is calculated as if the acquisition occurred twelve months prior to the acquisition date by aggregating the comparable prior period revenue of acquisitions through the acquisition date. As a result, acquisition revenue excludes the positive or negative difference between our current period revenue subsequent to the acquisition date and the comparable prior period revenue and the positive or negative growth after the acquisition date is attributed to organic growth. Disposition revenue is calculated as if the disposition occurred twelve months prior to the disposition date by aggregating the comparable prior period revenue of disposals through the disposition date. The acquisition revenue and disposition revenue amounts are netted in the presentation above.

(c) Organic growth: calculated by subtracting the foreign exchange rate impact, and the acquisition revenue, net of disposition revenue components from total revenue growth, excluding the impact of the adoption of ASC 606.

(d) Impact of Adoption of ASC 606: as a result of the adoption of ASC 606 we were required to change our accounting policy for certain third-party out-of-pocket costs, which are incurred in connection with our services and are billed to our clients. Upon adoption of ASC 606, certain third-party costs are no longer included in revenue. In addition, the adoption of ASC 606 impacted our policy for performance incentives (variable consideration). Previously, revenue from performance incentives was recognized when specific quantitative goals were achieved or when our performance against qualitative goals was acknowledged by the client. ASC 606 requires that these items to be estimated and included in the total consideration at contract inception and be evaluated throughout the contract period. The impact of the adoption of ASC 606 is the sum of the impact of these changes in the current period's revenue when compared to our previous accounting policy for these items.

February 12, 2019 5

2018 Revenue by Discipline

Fourth Quarter Full Year

     Healthcare Healthcare 6.9% 6.9% PR PR

9.0% 9.4%

CRM

     CRM Execution Execution & Support & Support

10.5% Advertising Advertising 12.4% 54.2% CRM 56.8% CRM

Consumer

     Consumer Experience Experience 16.8% 17.1%

     % Organic % Organic $ Mix % Growth Growth (a) $ Mix % Growth Growth (a)

Advertising $ 2,319.9 2.3% 4.4% Advertising $ 8,281.0 1.3% 2.9%

CRM Consumer CRM Consumer

688.1 -3.5% 4.2% 2,620.7 0.2% 5.9%

Experience Experience CRM Execution & CRM Execution &

427.7 -27.3% -3.7% 1,900.5 -11.0% -2.7%

Support Support

PR 370.1 -0.7% 1.5% PR 1,435.1 1.7% 1.8%

Healthcare 280.9 19.2% 7.6% Healthcare 1,052.9 12.7% 4.5%

Total $ 4,086.7 -2.2% 3.2% Total $ 15,290.2 0.1% 2.6%

(a) “Organic Growth” reflects the year-over-year increase or decrease in revenue from the prior period, excluding the foreign exchange rate impact, acquisition revenue, net of disposition revenue and impact of adoption of ASC 606, as defined on page 5.

February 12, 2019 6

2018 Revenue by Region

Fourth Quarter Full Year

     Latin Middle East Latin Middle East America & Africa America & Africa 3.2% 2.4% 3.0% 2.0%

Asia Asia Pacific Pacific 10.9% 11.2%

     Euro Euro Markets & Markets & Other Other

     United Europe United Europe States 19.1% States 18.9% 52.2% 52.3%

UK UK 9.2% 9.5%

Other North Other North America America 3.2% 2.9%

February 12, 2019 7

2018 Revenue by Region

Fourth Quarter Full Year

     % Organic % Organic $ Mix % Growth Growth (a) $ Mix % Growth Growth (a)

$ 2,135.2 0.2% 2.6% $ 7,999.8 -2.4% 0.7%

United States United States Other North Other North

128.7 -2.4% 1.3% 442.7 -9.5% -3.9%

America America

377.2 -0.3% 2.4% 1,456.0 4.3% 0.7%

UK UK

Euro Markets & Euro Markets &

770.3 -7.4% 5.7% 2,919.4 6.9% 8.2%

Other Europe Other Europe

446.2 -2.7% 2.9% 1,710.4 3.6% 7.9%

Asia Pacific Asia Pacific

131.9 -11.7% 1.0% 457.5 -7.5% 2.0%

Latin America Latin America

97.2 2.5% 4.2% 304.4 -3.2% -2.9%

Middle East & Africa Middle East & Africa

$ 4,086.7 -2.2% 3.2% $ 15,290.2 0.1% 2.6%

Total Total

(a) “Organic Growth” reflects the year-over-year increase or decrease in revenue from the prior period, excluding the foreign exchange rate impact, acquisition revenue, net of disposition revenue and impact of adoption of ASC 606, as defined on page 5.

February 12, 2019 8

Revenue by Industry

Full Year – 2018 Full Year – 2017

     Auto Auto T&E

T&E 10%

7% 10%

Telcom 7%

     5% Telcom Consumer Consumer 5% Products Products 10% Tech 9% 8% Tech

     9% Financial Financial Services Services 8% Retail 8% 6% Retail 6%

     Food & Food & Pharma & Beverage Beverage Health 13% 13% Pharma & 13% Health 12%

Other Other 21% 20%

February 12, 2019 9

Cash Flow Performance

Full Year

2018 2017

Net Income $ 1,440.5 $ 1,192.2

Depreciation and Amortization of Intangible Assets 264.0 282.1 Share-Based Compensation 70.5 80.2 Net gain from dispositions of subsidiaries (178.4) —

Impact of 2017 Tax Act 28.9 106.3

Other Items to Reconcile to Net Cash Provided by Operating

16.3 14.6

Activities, net

Free Cash Flow (a) $ 1,641.8 $ 1,675.4

Additional information regarding our cash flows can be found in our condensed cash flow statement on page 19.

(a) The Free Cash Flow amounts presented above are non-GAAP liquidity measures. See page 32 for the definition of this measure and page 26 for the reconciliation of the non-GAAP financial measures, which reconciles Free Cash Flow to the Net Cash Provided by Operating Activities for the periods presented above.

February 12, 2019 10

Cash Flow Performance

Full Year

2018 2017

Free Cash Flow (a) $ 1,641.8 $ 1,675.4

Primary Uses of Cash:

Dividends paid to Common Shareholders 548.5 515.2

Dividends paid to Noncontrolling Interest Shareholders 134.9 101.7

Capital Expenditures 195.7 156.0 Acquisition of Businesses and Affiliates, Acquisition of Additional Noncontrolling Interests and Contingent Purchase Price Payments, net 477.1 84.8 of Proceeds from Investments and other

Stock Repurchases, net of Proceeds from Stock Plans 568.3 557.7

Primary Uses of Cash (a) 1,924.5 1,415.4

Net Free Cash Flow (a) (b) $ (282.7) $ 260.0

Additional information regarding our cash flows can be found in our condensed cash flow statement on page 19.

(a) The Free Cash Flow, Primary Uses of Cash and Net Free Cash Flow amounts presented above are non-GAAP liquidity measures. See page 32 for the definition of these measures and page 26 for the reconciliation of non-GAAP financial measures, which reconciles Free Cash Flow to the Net Cash Provided by Operating Activities and Net Free Cash Flow to the Net (Decrease)/Increase in Cash and Cash Equivalents for the periods presented above.

(b) Net Free Cash Flow excludes $308.4 million of proceeds from dispositions of subsidiaries, which primarily occurred during the third quarter of 2018.

February 12, 2019 11

Current Credit Picture

     Full Year 2018 2017

EBITDA (a) $ 2,397.5 $ 2,365.9

Gross Interest Expense on Indebtedness 241.9 224.5 EBITDA / Gross Interest Expense on Indebtedness 9.9 x 10.5 x Total Debt / EBITDA 2.0 x 2.1 x Net Debt (b) / EBITDA 0.5 x 0.5 x

Debt

Bank Loans (Due Less Than 1 Year) $ 8 $ 12 CP & Borrowings Issued Under Revolver — —Senior Notes (c) 4,900 4,900 Other Debt (16) 13

Total Debt $ 4,892 $ 4,925

Cash, Cash Equivalents and Short Term Investments 3,658 3,796

Net Debt (b) $ 1,234 $ 1,129

(a) EBITDA is a non-GAAP performance measure. See page 32 for the definition of this measure and page 25 for the reconciliation of non-GAAP financial measures. (b) Net Debt is a non-GAAP liquidity measure. See page 32 for the definition of this measure, which is reconciled in the table above.

(c) See pages 16 and 17 for additional information on our Senior Notes.

February 12, 2019 12

Historical Returns

Return on Invested Capital (ROIC) (a):

Twelve months ended December 31, 2018 29.6%

Twelve months ended December 31, 2017 24.4%

Return on Equity (b):

Twelve months ended December 31, 2018 51.4%

Twelve months ended December 31, 2017 45.6%

(a) Return on Invested Capital is After Tax Reported Operating Profit (a non-GAAP performance measure – see page 32 for the definition of this measure and page 26 for the reconciliation of non-GAAP financial measures) divided by the average of Invested Capital at the beginning and the end of the period (book value of all long-term liabilities and short-term interest bearing debt plus shareholders’ equity less cash, cash equivalents and short term investments).

(b) Return on Equity is Reported Net Income for the given period divided by the average of shareholders’ equity at the beginning and end of the period.

February 12, 2019 13

Supplemental Financial Information

February 12, 2019 14

Net Cash Returned to Shareholders through Dividends and Share Repurchases

From 2009 through December 31, 2018, Omnicom distributed 104% of Net Income to shareholders through Dividends and Share Repurchases.

     104% $12.0 107% $10.3 $10.0 108% $9.0 110% 3.9 $7.9 $8.0 3.4

Billions 110% $6.8

     2.9 104% $5.7 2.4 $6.0 109% 1.9 In $4.6

$ 101% $4.0 $3.6 1.4

     98% 1.1 6.8 $2.6 6.2 23% 5.6 5.1 $1.6 0.7 4.4 $2.0 3.3 $0.8 2.8 1.9 $0.0

2009 2010 2011 2012 2013 2014 2015 2016 2017 2018

Cumulative Cost of Net Shares Repurchased - Payments for repurchases of common stock less proceeds from stock plans. Cumulative Dividends Paid Cumulative Net Income - Omnicom Group Inc.

% of Cumulative Net Income Returned to Shareholders - Cumulative Dividends Paid plus Cumulative Cost of Net Shares Repurchased divided by Cumulative Net Income.

February 12, 2019 15

Omnicom Debt Structure

Bank Loans $8

2019 Senior Notes $500

     2026 Senior Notes $1,400 2020 Senior Notes $1,000

     2024 Senior Notes $750 2022 Senior Notes $1,250

The above chart sets forth Omnicom’s debt outstanding at December 31, 2018. The amounts reflected above for the 2019, 2020, 2022, 2024 and 2026 Senior Notes represent the principal amount of these notes at maturity on July 15, 2019, August 15, 2020, May 1, 2022, November 1, 2024 and April 15, 2026, respectively.

February 12, 2019 16

Omnicom Debt Maturity Profile

     2026 Senior 2022 Notes

$1,400

Senior Notes

$1,200 2020

Senior Notes

$1,000

     2024 Senior $800 Notes 2019 $600 Senior Notes

$400

$200 Other Borrowings

$0

     18 19 19 20 20 21 21 22 22 23 23 - 24 24 - 25 25 - 26 26 --------------Dec Jun Dec Jun Dec Jun Dec Jun Dec Jun Dec Jun Dec Jun Dec Jun Dec

Other borrowings at December 31, 2018 include short-term borrowings of $8 million which are due in less than one year. For purposes of this presentation we have included these borrowings as outstanding through July 31, 2021, the date of expiration of our five-year credit facility.

February 12, 2019 17

2018 Acquisition Related Expenditures

Full Year

Acquisition of Businesses and Affiliates (a) $ 350.4 Acquisition of Additional Noncontrolling Interests (b) 43.6 Contingent Purchase Price Payments (c) 99.0

Total Acquisition Expenditures (d) $ 493.0

(a) Includes acquisitions of a majority interest in agencies resulting in their consolidation, including additional interest in existing affiliate agencies resulting in majority ownership.

(b) Includes the acquisition of additional equity interests in already consolidated subsidiary agencies which are recorded to Equity – Noncontrolling Interest.

(c) Includes additional consideration paid for acquisitions completed in prior periods.

(d) Total Acquisition Expenditures figure is net of cash acquired.

February 12, 2019 18

Condensed Cash Flow

     Full Year 2018 2017 Net Income $ 1,440.5 $ 1,192.2

Share-Based Compensation 70.5 80.2 Depreciation and Amortization of Intangible Assets 264.0 282.1 Other Items to Reconcile to Net Cash Provided by Operating Activities, net 16.3 14.6 Net gain from dispositions of subsidiaries (178.4) —Impact of 2017 Tax Act 28.9 106.3 Changes in Operating Capital 80.5 348.5

Net Cash Provided by Operating Activities 1,722.3 2,023.9

Capital Expenditures (195.7) (156.0) Proceeds from Sale of Investments and other, net 15.9 66.9 Acquisition of Businesses and Interest in Affiliates, net of cash acquired (350.4) (26.3) Proceeds from dispositions of subsidiaries 308.4 —

Net Cash Used in Investing Activities (221.8) (115.4)

Dividends paid to Common Shareholders (548.5) (515.2) Dividends paid to Noncontrolling Interest Shareholders (134.9) (101.7) Changes in Short-term & Long-term Debt, net — (18.1) Stock Repurchases, net of Proceeds from Stock Plans (568.3) (557.7) Acquisition of Additional Noncontrolling Interests (43.6) (17.0) Payment of Contingent Purchase Price Obligations (99.0) (108.4) Other Financing Activities, net (46.8) (24.5)

Net Cash Used in Financing Activities (1,441.1) (1,342.6) Effect of exchange rate changes on cash and cash equivalents (203.0) 227.9 Net (Decrease) / Increase in Cash and Cash Equivalents $ (143.6) $ 793.8

February 12, 2019 19

Supplemental Information

Fourth Quarter Full Year

2018 % of 2017 % of 2018 % of 2017 % of

Rev Rev Rev Rev

Revenue $ 4,086.7 $ 4,176.6 $ 15,290.2 $ 15,273.6

Operating expenses:

Salary and service costs 2,986.3 73.1% 3,042.5 72.8% 11,306.1 73.9% 11,227.2 73.5 % Occupancy and other costs 292.9 7.2% 316.3 7.6% 1,309.6 8.6% 1,240.8 8.1%

Net gain on dispositions of subsidiaries — — (178.4) —Cost of services 3,279.2 3,358.8 12,437.3 12,468.0

Selling, general and administrative expenses 119.0 2.9% 121.5 2.9% 455.4 3.0% 439.7 2.9 % Depreciation and amortization 61.3 1.5% 69.8 1.7% 264.0 1.7% 282.1 1.8%

Total operating expenses 3,459.5 84.7% 3,550.1 85.0% 13,156.7 86.0% 13,189.8 86.4 % Operating Profit $ 627.2 $ 626.5 $ 2,133.5 $ 2,083.8

Net Interest expense:

Interest expense 68.3 61.7 266.4 248.6 Interest income 15.2 11.7 57.2 49.7 Net Interest Expense $ 53.1 $ 50.0 $ 209.2 $ 198.9

February 12, 2019 20

2018 P&L Summary – Impact of Adoption of ASC 606 on Reported Results

Fourth Quarter

     Without the Reported under Adjustments Adoption of ASC

ASC 606

606

Revenue $ 4,086.7 $ 37.6 $ 4,124.3 Operating Expenses 3,459.5 41.4 3,500.9 Operating Profit $ 627.2 $ (3.8) $ 623.4

Full Year

     Without the Reported under Adjustments Adoption of ASC

ASC 606

606

Revenue $ 15,290.2 $ 146.1 $ 15,436.3 Operating Expenses 13,156.7 139.5 13,296.2 Operating Profit $ 2,133.5 $ 6.6 $ 2,140.1

The above tables identify the impact of the adoption of ASC 606 on our reported U.S. GAAP financial measures of Revenue, Operating Expenses and Operating Profit, for the periods presented. The impact of the adoption of ASC 606 on Net Income - Omnicom Group Inc. and Earnings per Share - Diluted was not material for the periods presented.

February 12, 2019 21

2018 Non-GAAP Financial Measures - 2018 Excluding Net Gain on Third Quarter Dispositions, Repositioning Actions and Tax Reform Act Adjustments

Full Year

Non-GAAP Non-GAAP 2018 (a)

2018

Adjustments Adjusted

Operating Profit $ 2,133.5 $ 29.0 $ 2,104.5

Net Interest Expense 209.2 — 209.2 Income Tax Expense (b) 492.7 3.9 488.8 Income from Equity Method Investments 8.9 — 8.9

Net Income Attributed to Noncontrolling 114.1 6.9 107.2 Interests

Net Income - Omnicom Group Inc. $ 1,326.4 $ 18.2 $ 1,308.2

The above table presents the U.S. GAAP financial measures of Operating Profit, Income Tax Expense and Net Income - Omnicom Group Inc. as reported, as well as the impact of the net gain recognized on dispositions of certain subsidiaries, certain repositioning actions and the revision of the provisional income tax expense amounts recorded in connection with the enactment of the 2017 Tax Act, all of which were recorded in the third quarter of 2018, for the twelve months ended December 31, 2018. The amounts presented in the column "Non-GAAP 2018 Adjusted" excludes these items from our results for the period presented, which are non-GAAP operating performance measures. We believe the amounts excluding the impact of these items are useful measures for investors to understand the impact these actions had on our reported results. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with U.S. GAAP. Non-GAAP financial measures reported by us may not be comparable to similarly titled amounts reported by other companies. See pages 27 to 29 for the reconciliation of the GAAP financial measures of Operating Income, Income Tax Expense and Net Income - Omnicom Group Inc.

(a) During the third quarter of 2018, we disposed of certain subsidiaries & recorded a net gain, primarily related to the sale of Sellbytel, our outsourced sales, service and support company, and we recorded expenses for certain repositioning actions related to the continued improvement of our strategic position and operating efficiencies of our businesses. Additionally, we recorded an increase of $28.9 million in income tax expense, as described in footnote (b) below. The net impact of these items increased operating profit by $29.0 million, Net Income - Omnicom Group Inc. by $18.2 million and Earnings per Share - Diluted by $0.08 per share for the twelve months ended December 31, 2018.

(b) The 2017 Tax Act reduced the Federal statutory tax rate to 21% from 35% for tax years beginning after December 31, 2017 and made several changes to existing tax law which affect our tax assets and liabilities related to previously reported taxable income. As a result, in 2017, we recorded tax expense on accumulated earnings of our foreign subsidiaries and adjusted our previously reported deferred tax assets and liabilities to reflect the impact of the revised statutory federal rate as of the enactment date. Income tax expense for the twelve months ended December 31, 2017 reflected a net increase of $106.3 million related to the impact of the 2017 Tax Act. Due to the timing of the 2017 Tax Act, which was enacted on December 22, 2017, our 2017 financial statements reflected provisional amounts for these items. We revised these estimates in the third quarter of 2018 and recorded additional tax expense of $28.9 million for the twelve months ended December 31, 2018 in compliance with guidance provided in SEC SAB 118.

February 12, 2019 22

Full Year 2018 Operating Expenses – Impact of Net Gain on Third Quarter Dispositions & Repositioning Actions

Full Year 2018 - Increase / (Decrease)

Repositioning Net Gain on

     Total Actions Dispositions

Operating expenses (a):

Salary and service costs $ 73.7 $ — $ 73.7 Occupancy and other costs 73.5 — 73.5 Net gain on dispositions of subsidiaries — (178.4) (178.4) Cost of services 147.2 (178.4) (31.2)

Selling, general and administrative expenses 2.2 — 2.2

Depreciation and amortization — — —

Operating Expenses $ 149.4 $ (178.4) $ (29.0)

(a) The above table identifies the impact of the pre-tax gain on dispositions of certain subsidiaries and repositioning actions we took in the third quarter of 2018 on the components of our operating expenses for the twelve months ended December 31, 2018.

February 12, 2019 23

2018 vs. 2017 Non-GAAP Financial Measures –EBITA

     Fourth Quarter Full Year 2018 (a) 2017 2018 (a) 2017

Revenue $ 4,086.7 $ 4,176.6 $ 15,290.2 $ 15,273.6

Operating expenses (b) 3,459.5 3,550.1 13,156.7 13,189.8

Operating Profit 627.2 626.5 2,133.5 2,083.8

Operating Profit Margin % 15.3% 15.0% 14.0% 13.6%

Add back: Amortization of intangible assets 22.8 27.0 102.5 113.8

EBITA (c) $ 650.0 $ 653.5 $ 2,236.0 $ 2,197.6

EBITA Margin % (d) 15.9% 15.6% 14.6% 14.4%

(a) On January 1, 2018, we adopted ASC 606, as described on page 31. The adoption of ASC 606 did not materially impact our financial position. For the three months ended December 31, 2018, the adoption of ASC 606 reduced revenue by $37.6 million, increased operating profit by $3.8 million and increased EBITA by $3.8 million. For the twelve months ended December 31, 2018, the adoption of ASC 606 reduced revenue by $146.1 million, operating profit by $6.6 million and EBITA by $6.6 million. As required, a comparison of the current presentation under ASC 606 to the prior presentation under ASC 605 can be found on page 21.

(b) Additional information regarding our operating expenses can be found on page 20.

(c) EBITA is a non-GAAP financial performance measure. Please see page 32 for the definition of this measure and page 25 for the reconciliation of non-GAAP financial measures, which reconciles the EBITA figures presented above to net income for the periods presented above.

(d) EBITA Margin is a non-GAAP financial performance measure, which is calculated by dividing EBITA (please see page 32 for the definition of this measure) by revenue for the periods presented.

February 12, 2019 24

Reconciliation of Non-GAAP Financial Measures – EBITA and EBITDA

Three Months Ended

December 31 Full Year

2018 (a) 2017 2018 (a) 2017

Net Income - Omnicom Group Inc. $ 399.2 $ 254.4 $ 1,326.4 $ 1,088.4

Net Income Attributed to Noncontrolling Interests 30.5 33.4 114.1 103.8

Net Income 429.7 287.8 1,440.5 1,192.2

Income from Equity Method Investments 5.3 0.8 8.9 3.5

Income Tax Expense 149.7 289.5 492.7 696.2

Income Before Income Taxes 574.1 576.5 1,924.3 1,884.9

Net Interest Expense 53.1 50.0 209.2 198.9

Operating Profit 627.2 626.5 2,133.5 2,083.8

Amortization of Intangible Assets 22.8 27.0 102.5 113.8

EBITA 650.0 653.5 2,236.0 2,197.6 Depreciation 38.5 42.8 161.5 168.3 EBITDA $ 688.5 $ 696.3 $ 2,397.5 $ 2,365.9

The above reconciles the GAAP financial measure of Net Income – Omnicom Group Inc. to the non-GAAP financial measures of EBITDA and EBITA for the periods presented.

EBITDA and EBITA, which are defined on page 32, are non-GAAP financial measures within the meaning of applicable SEC rules and regulations. Our credit facility defines EBITDA as earnings before deducting interest expense, income taxes, depreciation and amortization. Our credit facility uses EBITDA to measure our compliance with covenants, such as interest coverage and leverage ratios, as presented on page 12 of this presentation.

(a) On January 1, 2018, we adopted ASC 606, as described on page 31. The adoption of ASC 606 did not materially impact our financial position. For the three months ended December 31, 2018, the adoption of ASC 606 reduced revenue by $37.6 million, increased operating profit by $3.8 million and increased EBITA by $3.8 million. For the twelve months ended December 31, 2018, the adoption of ASC 606 reduced revenue by $146.1 million, operating profit by $6.6 million and EBITA by $6.6 million. The adoption of ASC 606 did not have a material impact on Net Income - Omnicom Group Inc. for the three and twelve months ended December 31, 2018. As required, a comparison of the current presentation under ASC 606 to the prior presentation under ASC 605 can be found on page 21.

February 12, 2019 25

Reconciliation of Non-GAAP Financial Measures

Full Year

     2018 2017 Net Cash Provided by Operating Activities $ 1,722.3 $ 2,023.9 Operating Activities items excluded from Free Cash Flow:

Changes in Operating Capital 80.5 348.5

Free Cash Flow $ 1,641.8 $ 1,675.4

Full Year

     2018 2017 Net (Decrease) / Increase in Cash and Cash Equivalents $ (143.6) $ 793.8

Cash Flow items excluded from Net Free Cash Flow:

Changes in Operating Capital 80.5 348.5 Proceeds from dispositions of subsidiaries 308.4 —Changes in Short-term & Long-term Debt, net — (18.1) Other Financing Activities, net (46.8) (24.5) Effect of exchange rate changes on cash and cash equivalents (203.0) 227.9

Net Free Cash Flow $ (282.7) $ 260.0

Full Year

     2018 2017 Reported Operating Profit 2,133.5 2,083.8

Effective Tax Rate for the applicable period 25.6% 36.9% Income Taxes on Reported Operating Profit 546.2 768.9

After Tax Reported Operating Profit $ 1,587.3 $ 1,314.9

February 12, 2019 26

Reconciliation of Non-GAAP Financial Measures –Operating Profit

Full Year

2018 (a) 2017

Net Income - Omnicom Group Inc. $ 1,326.4 $ 1,088.4

Net Income Attributed to Noncontrolling Interests 114.1 103.8

Net Income 1,440.5 1,192.2

Income from Equity Method Investments 8.9 3.5 Income Tax Expense 492.7 696.2

Income Before Income Taxes 1,924.3 1,884.9

Net Interest Expense 209.2 198.9

Operating Profit 2,133.5 2,083.8

Net gain from dispositions of subsidiaries (178.4) —Repositioning actions 149.4 —

Operating Profit, 2018 Non-GAAP Adjusted $ 2,104.5 $ 2,083.8

The above table reconciles the U.S. GAAP financial measure of Operating Profit. to the non-GAAP financial measure of Operating Profit, Non-GAAP 2018 Adjusted, which excludes the impact of the net gain recognized on dispositions of certain subsidiaries and expenses in connection with certain repositioning actions, all of which were recorded in the third quarter of 2018, for the twelve months ended December 31, 2018. We believe that the amount excluding the impact of these items is a useful measure for investors to understand the impact these items had on our reported results. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with U.S. GAAP. Non-GAAP financial measures reported by us may not be comparable to similarly titled amounts reported by other companies.

February 12, 2019 27

Reconciliation of 2018 Non-GAAP Financial Measures -Income Tax Expense

Twelve months ended December 31, 2018

Income Tax Expense, as reported $ 492.7

Add: Income tax benefit on repositioning actions, less income tax expense on net

     25.0 gain from dispositions Less: Increase in income tax expense for revision of provisional estimates in (28.9) connection with the adoption of 2017 Tax Act

Income Tax Expense, 2018 Non-GAAP Adjusted $ 488.8

The above table reconciles the U.S. GAAP financial measure of Income Tax Expense to the non-GAAP financial measure of Income Tax Expense, 2018 Non-GAAP Adjusted, which excludes the impact of the income tax expense recorded in relation to the net gain recognized on dispositions of certain subsidiaries, the income tax benefit from expenses in connection with certain repositioning actions and the revision of the provisional income tax expense amounts recorded in connection with the enactment of the 2017 Tax Act, all of which were recorded in the third quarter of 2018, for the twelve months ended December 31, 2018. We believe that the amount excluding the impact of these items is a useful measure for investors to understand the impact these items had on our reported results. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with U.S. GAAP. Non-GAAP financial measures reported by us may not be comparable to similarly titled amounts reported by other companies.

February 12, 2019 28

Reconciliation of 2018 Non-GAAP Financial Measures -Net Income - Omnicom Group Inc.

Twelve months ended December 31, 2018

Net Income - Omnicom Group Inc., as reported $ 1,326.4

Net gain from dispositions before income tax expense (178.4)

Repositioning actions - Incremental Severance and other items, before income tax

     75.9 expense

Repositioning actions - Lease terminations, before income tax expense 73.5

Income tax benefit on repositioning actions, less income tax expense on net gain

     (25.0) from dispositions

Allocation of above items to non-controlling interests 6.9

Increase in income tax expense for revision of provisional estimates in connection

     28.9 with the adoption of 2017 Tax Act

Net Income - Omnicom Group Inc., 2018 Non-GAAP Adjusted $ 1,308.2

The above table reconciles the U.S. GAAP financial measure of Net Income - Omnicom Group Inc. to the non-GAAP financial measure of Net Income - Omnicom Group Inc., 2018 Non-GAAP Adjusted, which excludes the impact of the net gain recognized on dispositions of certain subsidiaries, expenses in connection with certain repositioning actions and the revision of the provisional income tax expense amounts recorded in connection with the enactment of the 2017 Tax Act, all of which were recorded in the third quarter of 2018, for the twelve months ended December 31, 2018. We believe that the amount excluding the impact of these items is a useful measure for investors to understand the impact these items had on our reported results. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with U.S. GAAP. Non-GAAP financial measures reported by us may not be comparable to similarly titled amounts reported by other companies.

February 12, 2019 29

Fourth Quarter Acquisition

Omnicom Media Group Germany has acquired Media and Performance Marketing (M&PM), a division of United Digital Group.

M&PM is one of Germany's leading providers of performance marketing services, offering a comprehensive portfolio that includes search engine optimization, affiliate marketing, search engine advertising, social media advertising and analytics. The acquisition of M&PM will accelerate Omnicom Media Group's expansion into performance marketing.

The M&PM group agencies have been re-branded and will operate as Resolution, a division of OMG Germany within the Omnicom Media Group network.

February 12, 2019 30

Selected Footnotes

(a) ASC 606 - On January 1, 2018, we adopted FASB ASC Topic 606 “Revenue from Contracts with Customers” ("ASC 606"). ASC 606 was applied using the modified retrospective method, where the cumulative effect of initial application is recognized as an adjustment to opening retained earnings at January 1, 2018. Therefore, comparative prior periods have not been adjusted and such information for the three and twelve months ended December 31, 2017 continues to be reported under ASC 605 "Revenue Recognition" ("ASC 605"). The adoption of ASC 606 did not materially impact our financial position. For the three months ended December 31, 2018, the adoption of ASC 606 reduced revenue by $37.6 million and increased operating profit by $3.8 million. For the twelve months ended December 31, 2018, the adoption of ASC 606 reduced revenue by $146.1 million and operating profit by $6.6 million. The impact of the adoption of ASC 606 on Net Income - Omnicom Group Inc. for the three and twelve months ended December 31, 2018 was not material. As required, a comparison of the current presentation under ASC 606 to the prior presentation under ASC 605 can be found on page 21.

(b) Operating expenses - Additional information on our operating expenses can be found on page 20.

(c) 2017 tax - On December 22, 2017, the "Tax Cut and Jobs Act" (the "2017 Tax Act") was enacted into law. The 2017 Tax Act reduced the Federal statutory tax rate to 21% from 35% for tax years beginning after December 31, 2017 and made several changes to existing tax law which affect our tax assets and liabilities related to previously reported taxable income. As a result, we are required to record tax expense on accumulated earnings of our foreign subsidiaries and adjust our previously reported deferred tax assets and liabilities to reflect the impact of the revised statutory federal rate as of the enactment date. Income tax expense for the three and twelve months ended December 31, 2017 reflects a net increase of $106.3 million related to the impact of the 2017 Tax Act. Additionally, net income available for common shares for the three and twelve months ended December 31, 2017 reflects the net increase in income tax expense related to enactment of the 2017 Tax Act.

(d) 2018 dispositions, repositioning and tax adjustment - During the third quarter of 2018, we disposed of certain subsidiaries & recorded a net gain, primarily related to the sale of Sellbytel, our outsourced sales, service and support company and we recorded expenses for certain repositioning actions related to the continued improvement of our strategic position and operating efficiencies of our businesses. Lastly, during the third quarter of 2018 income tax expense included additional expense related to an adjustment to the effects of the 2017 Tax Act, as described in footnote (e) below. The net impact of these items increased operating profit by $29.0 million, Net Income -Omnicom Group Inc. by $18.2 million and Earnings per Share - Diluted by $0.08 per common share for the twelve months ended December 31, 2018. Please see page 23 for additional information regarding the gain and repositioning charges.

(e) 2018 tax - In the third quarter of 2018, we recorded additional income tax expense reflecting the finalization of the provisional estimate of the effect of the 2017 Tax Act recorded in the fourth quarter of 2017. The impact of this item increased income tax expense by $28.9 million for the twelve months ended December 31, 2018.

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Disclosure

The preceding materials have been prepared for use in the February 12, 2019 conference call on Omnicom’s results of operations for the three and twelve months ended December 31, 2018. The call will be archived on the Internet at http://investor.omnicomgroup.com/investor-relations/news-events-and-filings/.

Forward-Looking Statements

Certain statements in this presentation constitute forward-looking statements, including statements within the meaning of the Private Securities Litigation Reform Act of 1995. In addition, from time to time, the Company or its representatives have made, or may make, forward-looking statements, orally or in writing. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the Company’s management as well as assumptions made by, and information currently available to, the Company’s management. Forward-looking statements may be accompanied by words such as “aim,” “anticipate,” “believe,” “plan,” “could,” “should,” “would,” “estimate,” “expect,” “forecast,” “future,” “guidance,” “intend,” “may,” “will,” “possible,” “potential,” “predict,” “project” or similar words, phrases or expressions. These forward-looking statements are subject to various risks and uncertainties, many of which are outside the Company’s control. Therefore, you should not place undue reliance on such statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include: international, national or local economic conditions that could adversely affect the Company or its clients; losses on media purchases and production costs incurred on behalf of clients; reductions in client spending, a slowdown in client payments and a deterioration in the credit markets; ability to attract new clients and retain existing clients in the manner anticipated; changes in client advertising, marketing and corporate communications requirements; failure to manage potential conflicts of interest between or among clients; unanticipated changes relating to competitive factors in the advertising, marketing and corporate communications industries; ability to hire and retain key personnel; currency exchange rate fluctuations; reliance on information technology systems; changes in legislation or governmental regulations affecting the Company or its clients; risks associated with assumptions the Company makes in connection with its critical accounting estimates and legal proceedings; and the Company’s international operations, which are subject to the risks of currency repatriation restrictions, social or political conditions and regulatory environment. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that may affect the Company’s business, including those described in the “Risk Factors” in Omnicom’s Annual Report on Form 10-K for the year ended December 31, 2017. Except as required under applicable law, the Company does not assume any obligation to update these forward-looking statements.

Non-GAAP Financial Measures

We present financial measures determined in accordance with generally accepted accounting principles in the United States (“GAAP”) and adjustments to the GAAP presentation (“Non-GAAP”), which we believe are meaningful for understanding our performance. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP. Non-GAAP financial measures as reported by us may not be comparable to similarly titled amounts reported by other companies. We provide a reconciliation of non-GAAP measures to the comparable GAAP measures on pages 25 to 29.

The Non-GAAP measures used in this presentation include the following:

Non-GAAP 2018 Adjusted results, including Adjusted Operating Profit, Adjusted Income Taxes and Adjusted Net Income - Omnicom Group Inc., defined as our operating results excluding the impact of the net gain on the sale of certain subsidiaries and the repositioning actions we undertook in the third quarter of 2018. We believe that this is a meaningful operating performance measure to understand the impact these actions had on our reported results.

Free Cash Flow, defined as net income plus depreciation, amortization, share based compensation expense plus/(less) other items to reconcile to net cash provided by operating activities. We believe Free Cash Flow is a useful measure of liquidity to evaluate our ability to generate excess cash from our operations.

Primary Uses of Cash, defined as dividends to common shareholders, dividends paid to non-controlling interest shareholders, capital expenditures, cash paid on acquisitions, payments for additional interest in controlled subsidiaries and stock repurchases, net of the proceeds from our stock plans, and excludes changes in operating capital and other investing and financing activities, including commercial paper issuances and redemptions used to fund working capital changes. We believe this liquidity measure is useful in identifying the significant uses of our cash.

Net Free Cash Flow, defined as Free Cash Flow less the Primary Uses of Cash. Net Free Cash Flow is one of the metrics used by us to assess our sources and uses of cash and was derived from our consolidated statements of cash flows. We believe that this liquidity measure is meaningful for understanding our primary sources and primary uses of that cash flow.

EBITDA, defined as operating profit before interest, taxes, depreciation and amortization. We believe EBITDA is a meaningful operating performance measure because the financial covenants in our credit facilities are based on EBITDA.

EBITA, defined as operating profit before interest, taxes and amortization and EBITA margin, defined as EBITA divided by revenue. We use EBITA and EBITA margin as additional operating performance measures, which excludes the non-cash amortization expense of intangible assets (primarily consisting of amortization arising from acquisitions). Accordingly, we believe it is a useful measure for investors to evaluate the performance of our business.

Net Debt, defined as total debt less cash, cash equivalents and short-term investments. We believe net debt, together with the comparable GAAP measures, reflects one of the liquidity metrics used by us to assess our cash management.

After Tax Reported Operating Profit, defined as reported operating profit less income taxes calculated using the effective tax rate for the applicable period. Management uses after tax operating profit as a measure of after tax operating performance as it excludes the after tax effects of financing and investing activities on results of operations.

Other Information

All dollar amounts are in millions except for per share figures on pages 2, 4, 22 and 31 and the net cash returned to shareholders figures on page 15. The information contained in this document has not been audited, although some data has been derived from Omnicom’s historical financial statements, including its audited financial statements. In addition, industry, operational and other non-financial data contained in this document have been derived from sources that we believe to be reliable, but we have not independently verified such information, and we do not, nor does any other person, assume responsibility for the accuracy or completeness of that information. Certain amounts in prior periods have been reclassified to conform to our current presentation. The inclusion of information in this presentation does not mean that such information is material or that disclosure of such information is required.

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